UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 22, 2025

Date of Report (Date of earliest event reported)

MGT Capital Investments, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32698	13-4148725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Montreal Ave. Suite 133, Melbourne, Florida 32935

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (914) 630-7430

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

MGT Capital Investments, Inc. (the “Company”) and Project Nickel LLC (“Project Nickel”) have entered into a Secured Exchange Note Exchange Agreement dated September 22, 2024 (the “2025 Convertible Note Exchange Agreement”).

2025 Convertible Note Exchange Agreement and Issuance of New Secured Convertible Exchange Note

Pursuant to the 2025 Convertible Note Exchange Agreement, Project Nickel agreed to exchange the outstanding principal balance of $1,220,240 on a Secured Exchange Note originally issued on November 1, 2024, in the initial principal amount of $1,620,240, with an interest rate of 8% per annum and a maturity date of December 31, 2024 (the “2024 Secured Convertible Note”), as disclosed in the Company’s Current Report on Form 8-K filed with the SEC on November 4, 2024. In consideration for the exchange, Project Nickel received (i) a new Secured Convertible Promissory Note issued on September 22, 2025, in the principal amount of $1,220,240, with an interest rate of 8% per annum and a maturity date of December 31, 2027 (the “New Secured Exchange Note”), and (ii) 500,000,000 duly authorized, non-assessable, unregistered shares of the Company’s common stock. Under the terms of the New Secured Exchange Note, in the event of default, interest shall accrue at the lesser of (i) 12% per annum or (ii) the maximum rate permitted by applicable law. Upon cure of the default, the interest rate shall revert to the original rate of 8% per annum. Additionally, an event of default may, at the holder’s election, trigger an acceleration of the note’s maturity, in which case 110% of the then-outstanding principal amount, together with all accrued and unpaid interest, shall become immediately due and payable.

The foregoing descriptions of the 2025 Convertible Note Exchange Agreement and the New Secured Exchange Note are qualified in their entirety by reference to the full text of the respective documents. Copies of the 2025 Convertible Note Exchange Agreement and the New Secured Exchange Note are filed herewith as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated herein by reference.

On September 22, 2025, the Company issued to Project Nickel, an accredited investor, in private transactions not involving a public offering, (i) the New Secured Exchange Note in the principal amount of $1,220,240, and (ii) 500,000,000 shares of the Company’s common stock, pursuant to the terms of the 2025 Convertible Note Exchange Agreement. These securities were issued in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended, as the transaction involved an exchange of securities exclusively with an existing security holder of the Company.

Also on September 22, 2025, the Company issued 650,000,000 shares of common stock upon the conversion of 650,000 shares of Series D Preferred Stock held by Project Nickel. The converted shares represented all outstanding shares of Series D Preferred Stock of the Company. This issuance was likewise exempt from registration under Section 3(a)(9) of the Securities Act of 1933, as amended.

On September 23, 2025, the Company issued 100,000,000 shares of common stock to its Interim Chief Executive Officer & Chief Financial Officer, Jonathan M. Pfohl, and an additional 100,000,000 shares to another employee of the Company who qualified as an accredited investor. These issuances were made pursuant to equity grants approved by the Company’s Board of Directors and were exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, as transactions not involving a public offering.

Also on September 23, 3025, the Company issued 500,000,000 shares of common stock to its Director, Michael Onghai, pursuant to an Exchange Agreement (the “Exchange Agreement”) under which Mr. Onghai agreed to exchange or waive outstanding director fees of $56,000 owed as of December 31, 2024, in consideration for the share issuance. This transaction was conducted in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text of the agreement, a copy of which is filed herewith as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Following the issuances of common stock of the Company described in this Item 3.02, the Company has 4,340,670,903 shares of common stock outstanding.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 3.02 above is incorporated herein by reference.

On September 23, 2025, the Company entered into a compensatory arrangement with its Director, Michael Onghai, pursuant to an Exchange Agreement described above, under which the Company issued 500,000,000 shares of common stock to Mr. Onghai in full satisfaction of accrued and unpaid director fees. The issuance was effected as a direct grant and was not made pursuant to any stockholder-approved equity compensation plan.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Secured Convertible Promissory Note dated September 22, 2025
10.1 10.2	Secured Exchange Note Exchange Agreement, dated September 22, 2025 Exchange Agreement with Director, dated September 23, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2025	MGT CAPITAL INVESTMENTS, INC.

	By:	/s/ Jonathan M. Pfohl
Jonathan M. Pfohl
Interim Chief Executive Officer & Chief Financial Officer